SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 18, 2022
Date of Report (Date of earliest event reported)

UNITED SECURITY BANCSHARES
(Exact Name of Registrant as Specified in its Charter)

California
(State or Other Jurisdiction of Incorporation)

000-32987	91-2112732
(Commission File Number)	(I.R.S. Employer Identification No.)

2126 Inyo Street, Fresno, California	93721
(Address of principal executive offices)	(Zip Code)
559-248-4943
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 18, 2022 United Security Bancshares (the "Company") held its annual meeting of shareholders. A total of 13,109,937 shares were represented and voting at the meeting, constituting 76.96% of the 17,010,288 issued and outstanding shares entitled to vote at the meeting. At the annual meeting, the Company's shareholders (i) elected all 11 nominees to the Company's Board of Directors, (ii) ratified the selection of Moss Adams LLP as the Company's independent registered public accounting firm for 2022, (iii) approved a non-binding advisory vote on the compensation of the Company's named executive officers, and (iv) selected a frequency of Three Years for the non-binding advisory vote on the compensation of the Company's named executive offers. The following are the voting results of each matter submitted to the Company's shareholders at the annual meeting:

1.Election of the following 11 nominees to the Company's Board of Directors for a term of one year:

Nominee	For	Against	Abstain	Broker Non-Votes
Stanley J. Cavalla	9,365,543	139,235	—	3,605,159
Tom Ellithorpe	8,893,471	611,307	—	3,605,159
Heather Hammack	9,364,429	140,349	—	3,605,159
Benjamin Mackovak	9,295,362	209,416	—	3,605,159
Nabeel Mahmood	9,360,581	144,197	—	3,605,159
Kenneth D. Newby	9,366,829	137,949	—	3,605,159
Susan Quigley	9,364,900	139,878	—	3,605,159
Brian Tkacz	9,342,330	162,448	—	3,605,159
Dora Westerlund	9,353,821	150,957	—	3,605,159
Dennis R. Woods	9,027,624	477,154	—	3,605,159
Michael T. Woolf	9,254,669	250,109	—	3,605,159
2. Ratification of Moss Adams LLP as the Company's independent registered public accounting firm for 2022:

For	Against	Abstain	Non-Votes
13,071,577	14,920	23,440	—
3. Approval of a non-binding advisory vote on the compensation of the Company's named executive officers:

For	Against	Abstain	Non-Votes
8,849,681	549,658	105,439	—
4. Selection of the frequency for the non-binding advisory vote on the compensation of the Company's named executive officers:

One Year	Two Years	Three Years	Abstain	Non-Votes
2,967,239	456,749	5,881,437	199,353	3,605,159
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

United Security Bancshares

Date:	May 19, 2022	By: /s/ Bhavneet Gill
Bhavneet Gill
Senior Vice President & Chief Financial Officer